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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of Capital Growth Systems, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lee Wiskowski, the Co-Chief Executive Officer of the Company, I , Douglas Stukel, the Co-Chief Executive Officer of the Company and, I, Derry L. Behm, Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated:  November 15, 2004

                                      /s/ Lee Wiskowski
                                      ----------------------------------------
                                      Lee Wiskowski, Co-Chief Executive Officer

                                      /s/ Douglas Stukel
                                      ----------------------------------------
                                      Douglas Stukel, Co-Chief Executive Officer

                                      /s/ Derry L.Behm
                                      ----------------------------------------
                                      Derry L. Behm, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished to the Securities and Exchange Commission pursuant to 18 U.S.C. Section 1350 as an exhibit to the Report and is not being filed as part of the Report or as a separate disclosure document.